SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary proxy statement               |_| Confidential, For use of the
|X| Definitive proxy statement                    Commission only (as permitted
|_| Definitive additional materials               by Rule 14a-6(e)(2))
|_| Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12


                             BIO-LOGIC SYSTEMS CORP.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                             BIO-LOGIC SYSTEMS CORP.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    ----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
(5) Total fee paid:

    ----------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

    ----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3) Filing Party:

    ----------------------------------------------------------------------------
(4) Date Filed:

    ----------------------------------------------------------------------------


------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  BIO-LOGIC(R)

                                  SYSTEMS CORP.

                               ONE BIO-LOGIC PLAZA
                            MUNDELEIN, ILLINOIS 60060

                               ------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 19, 1998
                               ------------------


To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of BIO-LOGIC SYSTEMS CORP., will be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 19, 1998, at 10:00 A.M. Central Daylight Time, for the following purposes:

     1. To elect two Class III directors to hold office for a term of three years and until their successors are elected and qualified; and

     2. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on June 24, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope which requires no postage if mailed in the United States.

                                         By Order of the Board of Directors


                                         /s/ GABRIEL RAVIV, PH.D.
                                         -------------------------------------
                                         Gabriel Raviv, Ph.D.,
                                         President and Chief Executive Officer

Mundelein, Illinois
June 26, 1998

                                 PROXY STATEMENT

                                 ---------------
                                ANNUAL MEETING OF
                                  STOCKHOLDERS
                                 ---------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-logic Systems Corp. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Company's headquarters, One Bio-logic Plaza, Mundelein, Illinois 60060 on August 19, 1998, at 10:00 A.M. Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If the enclosed form of proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such shares will be voted for the election of the nominees set forth under the caption "Election of Directors." Any stockholder giving such a proxy may revoke it at any time before it is exercised.

     Only holders of shares of Common Stock of record at the close of business on June 24, 1998, are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 4,022,334 shares of Common Stock, each entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Common Stock so represented is necessary to elect the nominees for election as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the stockholder may interpret such action differently. Accordingly, except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

     The principal executive offices of the Company are located at One Bio-logic Plaza, Mundelein, Illinois 60060. The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about June 26, 1998.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, each director of the Company, each executive officer of the Company named under "Executive Compensation" and all officers and directors of the Company as a group as of June 24, 1998:

    NAME OF BENEFICIAL                  AMOUNT AND NATURE OF         PERCENT
  HOLDER OR IDENTITY OF GROUP         BENEFICIAL OWNERSHIP (1)    OF CLASS (2)
  ---------------------------         ------------------------    ------------

  Gabriel Raviv, Ph.D. ..............         321,932(3)              8.0%
   c/o Bio-logic Systems Corp.
   One Bio-logic Plaza
   Mundelein, IL 60060

  Gil Raviv, Ph.D. ..................         521,187(4)             12.9%
   933 Sutton Drive
   Northbrook, IL 60062

    NAME OF BENEFICIAL                  AMOUNT AND NATURE OF         PERCENT
  HOLDER OR IDENTITY OF GROUP         BENEFICIAL OWNERSHIP (1)    OF CLASS (2)
  ---------------------------         ------------------------    ------------

  Charles Z. Weingarten, M.D. .......        248,101(5)               6.2%
   c/o Bio-logic Systems Corp.
   One Bio-logic Plaza
   Mundelein, IL 60060

  Bernard Levine, M.D. ..............        245,762(6)               6.1%
   c/o New York Medical Center
   Department of Medicine
   550 First Avenue
   New York, NY 10016

  Irving Kupferberg .................         21,750(7)                *

  Craig W. Moore ....................         12,500(8)                *

  Albert Milstein ...................         37,250(9)                *

  Thomas S. Lacy ....................         19,250(10)               *

  All officers and directors as
    a group (7 persons) .............      1,181,970(11)             28.8%

-----------

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

(2) Determined on the basis of 4,022,334 shares of Common Stock issued and outstanding, except that shares underlying stock options which are exercisable within 60 days are deemed to be outstanding for purposes of determining the percentage owned by holders of such options.

(3)  Includes (i) 20,000 shares underlying immediately exercisable options and
     (ii) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust. Does not include (i) 103,000 shares owned by Gil Raviv as Trustee for the Gabriel Raviv Family Trust, (ii) 210,125 shares owned by Gabriel Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 68,000 shares underlying options which are not exercisable within 60 days.

(4) Includes (i) 6,000 shares underlying immediately exercisable options, (ii) 103,000 shares owned by Gil Raviv as Trustee for the Gabriel Raviv Family Trust and (iii) 40,000 shares owned by a corporation of which Dr. Raviv has approximately 42% of the voting power. Does not include (i) 30,000 shares owned by Gabriel Raviv as Trustee for the Gil Raviv Family Trust, (ii) 2,750 shares owned by Gil Raviv's wife, as to which Dr. Raviv disclaims beneficial ownership, and (iii) 3,000 shares underlying options which are not exercisable within 60 days.

(5) Includes 10,500 shares underlying immediately exercisable options. Does not include (i) 3,000 shares underlying options which are not exercisable within 60 days and (ii) 40,000 shares owned by a corporation of which Dr. Weingarten has approximately 22% of the voting power.

(6)  Based on a Schedule 13D filed by Dr. Levine.

(7) Includes 6,000 shares underlying immediately exercisable options, but excludes 3,000 shares underlying options which are not exercisable within 60 days.

(8) Includes 12,500 shares underlying immediately exercisable options but does not include 4,500 shares underlying options which are not exercisable within 60 days.

(9) Includes 750 shares owned by Mr. Milstein's son and 10,500 shares underlying immediately exercisable options, but excludes 3,000 shares underlying options which are not exercisable within 60 days.

(10) Includes 18,250 shares underlying immediately exercisable options, but excludes 20,750 shares underlying options which are not exercisable within 60 days.

(11) Includes 83,750 shares underlying options which are exercisable within 60 days, but does not include 105,250 shares underlying options which are not exercisable within 60 days.

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until their successors are duly elected and qualified. The term of office of the current Class III directors expires at the 1998 Annual Meeting. The accompanying form of proxy will be voted for the election as director of the two Class III nominees listed below, who are now directors, unless the proxy contains contrary instructions. Management has no reason to believe that the nominees should become unable or unwilling to serve as directors. However, if the nominees should become unable or unwilling to serve as directors, the proxy will be voted for the election of such person or persons as shall be designated by the directors.

CLASS III NOMINEES WITH TERMS EXPIRING AT THE 1998 ANNUAL MEETING:

     GABRIEL RAVIV (47) has been a director of the Company since its inception in March 1979. He was Vice President of the Company from March 1979 until February 1981, when he became President and Chief Executive Officer. He is a member of the Board of Trustees of the Midwest Bio-Laser Institute and an Adjunct Professor at Northwestern University. From October 1975 until January 1981, Dr. Raviv was the director of the Clinical Research Instrumentation Laboratory at Evanston Hospital (an affiliate of Northwestern University). Dr. Raviv received his M.S. and Ph.D. degrees in Electrical Engineering and Computer Sciences from Northwestern University. Gabriel Raviv and Gil Raviv are brothers.

     CRAIG W. MOORE (53) has been a director of the Company since 1992 and has been the Chairman of the Board and Chief Executive Officer of Everest Health Care Services Corp., a provider of dialysis to patients with renal failure, since October 1995. From March 1986 through September 1995, Mr. Moore was Executive Vice President of West Suburban Kidney Center, S.C., a renal dialysis business. Mr. Moore has also been President of Continental Health Care, Ltd., an extracorporeal services and supply company, since 1986, and President of New York Dialysis Management, a dialysis management business, since 1990. Mr. Moore has over 20 years of experience inthe healthcare industry with American Hospital Supply Corporation, Baxter Healthcare Corporation, and his current companies.

CLASS I DIRECTORS WITH TERMS EXPIRING AT THE 1999 ANNUAL MEETING:

     CHARLES Z. WEINGARTEN (59) has been a director of the Company since its inception in March 1979 and was President of the Company from its inception in March 1979 until February 1981 at which time he became Vice President-Medical Products. Dr. Weingarten resigned as Vice President--Medical Products effective August 1995. For more than 21 years, Dr. Weingarten has maintained a private surgical practice. He is an attending physician at Evanston Hospital, Glenbrook Hospital and Swedish Covenant, all located in the Chicago area. Dr. Weingarten is also an Assistant Professor at Northwestern Medical School. Dr. Weingarten received his M.D. degree from Tulane University Medical School and was certified by the American Board of Otolaryngology in 1969.

     ALBERT MILSTEIN (51) has been a director of the Company since 1984 and has been a partner with the law firm of Winston & Strawn since 1978. Winston & Strawn renders legal services to the Company.

CLASS II NOMINEES WITH TERMS EXPIRING AT THE 2000 ANNUAL MEETING:

     GIL RAVIV (42) has been a director of the Company since its inception in March 1979 and was Executive Vice President from July 1984 until his resignation effective as of January 1, 1993. Dr. Raviv has been President of Snap Laboratories Inc., an apnea and snoring analysis business, since October 1993. Dr. Raviv received his Ph.D. in Electrical Engineering and Computer Sciences from Northwestern University and his M.S. in Physics from the Hebrew University, Jerusalem, Israel. Gil Raviv and Gabriel Raviv are brothers.

     IRVING KUPFERBERG (71) has been a director of the Company since 1983 and has been President of Goldkup Investments, Inc., a firm specializing in packaging investments and syndications, since January 1986. Prior to his retirement on December 31, 1985, Mr. Kupferberg had been a partner of the public accounting firm of Kupferberg, Goldberg and Neimark since 1955.

     The Board of Directors met four times during fiscal 1998. Each of the directors attended at least 75 percent of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which such director served, held during their terms. The Board of Directors has an Audit Committee. The Company does not have a Compensation Committee or a Nominating Committee. The functions of the Audit Committee, which currently consists of Craig Moore and Irving Kupferberg, include the selection of the independent public accountants, the review of the annual audit, the approval of non-audit professional services performed by such accountants and the review of the scope and adequacy of the Company's internal accounting controls. The Audit Committee met twice during fiscal 1998. In June 1994, the Board of Directors established a Stock Option Committee, consisting of Irving Kupferberg and Albert Milstein, to administer the Company's 1994 Stock Option Plan (the "Plan.")

                              DIRECTOR COMPENSATION

     Directors who are not salaried officers of the Company received fees of approximately $2,000 per meeting during fiscal 1998. Directors have also received, and future directors will be entitled to receive, certain stock options under the Plan.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and each other executive officer whose cash compensation exceeded $100,000 during the fiscal year ended February 28, 1998, (the "named executive officers"), for services rendered during the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996:

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION
                                -----------------------------------------
    NAME AND                                                   ALL OTHER
  PRINCIPAL POSITION            YEAR           SALARY        COMPENSATION
  ------------------            ----           ------        ------------
  Gabriel Raviv, Ph.D. .......  1998          $198,795        $7,595 (1)
   President and Chief          1997          $176,326        $6,639 (2)
   Executive Officer            1996          $170,450        $7,005 (3)

  Thomas S. Lacy .............  1998          $143,028        $3,570 (4)
   Vice President,              1997          $123,585        $3,570 (4)
   Sales & Marketing            1996          $123,000        $3,570 (4)

-------------

(1) Represents $2,513 paid by the Company for Dr. Raviv's automobile, a $1,882 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $3,200 discretionary contribution made on behalf of Dr. Raviv by the Company to a profit sharing plan (the "401(k) Plan") under
     Section 401(k) ofthe Internal Revenue Code of 1986, as amended. As of February 28, 1998, the amount deemed loaned toDr. Raviv under the split dollar life insurance policy aggregated $291,005.

(2) Represents $1,696 paid by the Company for Dr. Raviv's automobile, a $1,943 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $3,000 discretionary contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.

(3) Represents $2,570 paid by the Company for Dr. Raviv's automobile, a $1,435 split dollar life insurance premium paid by the Company for the benefit of Dr. Raviv and a $3,000 discretionary contribution made on behalf of Dr. Raviv by the Company to the 401(k) Plan.

(4) Represents payments for Mr. Lacy's automobile.

     The following table sets forth certain information with respect to individual grants of stock options during the fiscal year ended February 28, 1998 to each of the named executive officers:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS


                                                             % OF TOTAL
                                                            OPTIONS/SARS
                                                             GRANTED TO
                                          OPTIONS/SARS      EMPLOYEES IN   EXERCISE OR BASE
  NAME                                     GRANTED (#)       FISCAL YEAR     PRICE ($/SH)       EXPIRATION DATE
  ----                                    ------------      ------------   ----------------     ---------------
  Gabriel Raviv .......................      40,000             25.6%            $4.54             01/09/03
                                              2,000              1.3%            $5.02             08/12/02

  Thomas S. Lacy ......................       8,000              5.1%            $4.13             01/09/03


     The following table sets forth certain information with respect to each exercise of stock options during the fiscal year ended February 28, 1998 by the named executive officers and the number and value of unexercised options held by the named executive officers as of February 28, 1998:


                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                               OPTION/SAR VALUES

                                                                               NUMBER OF           VALUE OF
                                                                              UNEXERCISED         UNEXERCISED
                                                                             OPTIONS/SARS        IN-THE-MONEY
                                                                               AT FISCAL        OPTIONS/SARS AT
                                                                               YEAR-END        FISCAL YEAR ENDED
                                         SHARES ACQUIRED        VALUE        EXERCISABLE/        EXERCISABLE/
      NAME                               ON EXERCISE (#)    REALIZED ($)     UNEXERCISABLE       UNEXERCISABLE
      ----                               ---------------    ------------     -------------     -----------------
  Gabriel Raviv, Ph.D. ................         0                 0          44,000/87,000     $129,325/328,213
  Thomas S. Lacy ......................         0                 0          17,500/21,500     $ 47,344/ 69,656


               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     In May 1986, the Company entered into an employment agreement (the "Agreement") with Gabriel Raviv, Ph.D. The Agreement is for two-year renewable periods and provides for a salary with annual cost of living or other adjustments, benefits and bonuses as the Board of Directors may determine which, during fiscal 1998, aggregated $203,190. The Agreement provides for Dr. Raviv's right to terminate his employment upon any change in control of the Company and to receive upon such termination compensation approximately equal to three times the present value of the average annual compensation received by Dr. Raviv during the five years preceding the year in which the change in control occurs, less any compensation arising out of any stock option or the value of life insurance policies transferred to Dr. Raviv upon such termination. The Agreement includes confidentiality and nondisclosure provisions and covenants not to compete for one year after termination of employment.

     In connection with his appointment as Vice President-Sales & Marketing of the Company in January 1994, the Company agreed to pay to Thomas S. Lacy a severance payment equal to six months salary if his employment with the Company is terminated at any time, such severance payment to be based upon his minimum annual salary at the time of any such termination.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     To the Company's knowledge, there were no delinquent Section 16(a) filers.

                                     GENERAL

     Grant Thornton LLP served as the Company's independent auditors for the fiscal year ended February 28, 1998. A representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company has designated Grant Thornton LLP as independent auditors for the current fiscal year.

     The management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

     The Company will bear the cost of preparing, assembling and mailing all proxy materials which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

     The Annual Report of the Company for the fiscal year ended February 28, 1998 is being mailed with this proxy statement to stockholders entitled to vote at the meeting. A copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended February 28, 1998, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to Bio-logic Systems Corp., One Bio-logic Plaza, Mundelein, Illinois 60060, Attn: Investor Relations.

                              STOCKHOLDER PROPOSALS

     All proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's executive office no later than February 28, 1999, for inclusion in the proxy statement and form of proxy related to that meeting.

                                          By Order of the Board of Directors

                                          /s/ GABRIEL RAVIV, PH.D.,
                                          ----------------------------------
                                          Gabriel Raviv, PH.D.,
                                          President and Chief Executive Officer

Dated: June 26, 1998

--------------------------------------------------------------------------------

  PROXY                                                                 PROXY

                             BIO-LOGIC SYSTEMS CORP.
                               ONE BIO-LOGIC PLAZA
                            MUNDELEIN, ILLINOIS 60060

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Bio-logic System Corp., a company organized under the laws of the State of Delaware, hereby appoints Gabriel Raviv and Craig
W. Moore as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Bio-logic Systems Corp. held of record by the undersigned on June 24, 1998 at the Annual Meeting of Stockholders to be held on August 19, 1998, at 10:00 A.M. Central Daylight Time or at any adjournment thereof.

    NEW ADDRESS:
                ----------------------------------------------

                ----------------------------------------------


[ ] Check here for address change

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                                                                SEE REVERSE
                                                                    SIDE

--------------------------------------------------------------------------------

                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
                        MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                        IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
     PLEASE MARK YOUR   THE NOMINEES
[x]  VOTES AS IN THIS   LISTED BELOW.
     EXAMPLE.

1. To elect        FOR       WITHHOLD AUTHORITY
                   [ ]             [ ]

                                             NOMINEES: Gabriel Raviv
                                                       Craig W. Moore


(INSTRUCTIONS: To withhold authority for any individual nominee, print that nominee's name on the line printed below.)

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  SIGNATURE(S)                                                     DATE
              ----------------------------------------------------     ---------
                                                                   DATE
              ----------------------------------------------------     ---------
                      Signature if held jointly

--------------------------------------------------------------------------------